Exhibit 99.2

Supplemental Operating and Financial Data Supplemental Operating and Financial Data March 2020

SUPPLEMENTAL INFORMATION 1Q 2020 COMPANY Company Information & Leadership 3 INVESTMENTS Execution of Growth Strategy 4 Real Estate Activities Acquisitions and Loan Originations 5 Joint Ventures 6 De Novo Development 7 Expansions and Renovations 8 Lease-Up and Lease-Up History 9-10 Capital Recycling 11 PORTFOLIO Portfolio Overview 12 Portfolio Metrics 13 Portfolio Diversification Geography, MSA, Age of Portfolio 14-15 Operators 16-17 Maturity 18 FINANCIAL Enterprise Value 19 Debt Metrics 20 Debt Maturity 21 Financial Data Summary 22-23 Income Statement Data 24 Consolidated Balance Sheets 25 Funds from Operations 26-27 GLOSSARY Glossary 28-29 TABLE OF CONTENTS 2 FORWARD - LOOKING STATEMENTS This supplemental information contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995 . Statements that are not purely historical may be forward - looking . You can identify some of the forward - looking statements by their use of forward - looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words . Forward - looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position . A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward - looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital ; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators ; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships . For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward - looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 and in our publicly available filings with the Securities and Exchange Commission . We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward - looking statements, whether as a result of new information, future events or otherwise . NON - GAAP INFORMATION This supplemental information contains certain non - GAAP information including EBITDA re , adjusted EBITDA re , FFO, FFO excluding non - recurring items, FAD, FAD excluding non - recurring items, adjusted interest coverage ratio, and adjusted fixed charges coverage ratio . A reconciliation of this non - GAAP information is provided on pages 23 , 26 and 27 of this supplemental information, and additional information is available under the “Non - GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www . LTCreit . com .

Founded in 1992, LTC Properties, Inc. (NYSE: LTC) is a self-administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale-leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending. LTC's portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof. Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income. To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle). For more information, visit www.LTCreit.com.

BOARD OF DIRECTORS

Wendy Simpson	Chairman
Boyd Hendrickson	Lead Independent Director
James Pieczynski	Nominating & Corporate Governance Committee Chairman
Devra Shapiro	Audit Committee Chairman
Timothy Triche, MD	Compensation Committee Chairman

ANALYSTS

Connor Siversky	Berenberg Capital Markets
John Kim	BMO Capital Markets Corp.
Daniel Bernstein	CapitalOne
Jordan Sadler	KeyBanc Capital Markets, Inc.
Omotayo Okusanya	Mizuho Securities USA LLC
Mike Carroll	RBC Capital Markets Corporation
Rich Anderson	SMBC Nikko Securities
Todd Stender	Wells Fargo Securities, LLC

Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management.

LEADERSHIP



Wendy Simpson
Chairman, Chief Executive Officer and President



Pam Kessler
Executive Vice President, CFO and Secretary



Clint Malin
Executive Vice President, Chief Investment Officer



Cece Chikhale
Executive Vice President, Chief Accounting Officer, Controller and Treasurer



Doug Korey
Executive Vice President, Managing Director of Business Development



Gibson Satterwhite
Senior Vice President, Asset Management



Peter Lyew
Vice President, Director of Taxes



Mandi Hogan
Vice President, Marketing & Investor Relations



Mike Bowden
Vice President, Investments

LTC PROPERTIES, INC.
2829 Townsgate Road
Suite 350
Westlake Village, CA 91361
805-981-8655
www.LTCreit.com

TRANSFER AGENT
American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219
866-708-5586

SUPPLEMENTAL INFORMATION 1Q 2020 3

SUPPLEMENTAL INFORMATION 1Q 2020 $9 $68 $44 $12 $112 $39 $22 $28 $17 $94 $109 $245 $185 $25 $414 $142 $103 $80 $81 $14 $0 $75 $150 $225 $300 $375 $450 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Development/Expansions/Renovations Total LTC Investment $1.5 Billion in Total Investments Underwritten EXECUTION OF GROWTH STRATEGY 4 INVESTMENTS (excludes non - controlling partners’ contributions)

REAL ESTATE ACTIVITIES – ACQUISITIONS AND LOAN ORIGINATIONS

(DOLLAR AMOUNTS IN THOUSANDS)

ACQUISITIONS

DATE	# OF PROPERTIES	PROPERTY TYPE	# BEDS/ UNITS	LOCATION	OPERATOR	DATE OF CONSTRUCTION	CONTRACTUAL INITIAL CASH YIELD	PURCHASE PRICE	ADDITIONAL COMMITMENT[1]
2019 1/31	1	ALF/MC	74 units	Abingdon, VA	English Meadows Senior Living	2015	7.40%	$ 16,719 [2]	$ —
8/15	1	SNF[3]	90 beds	Kansas City, MO	Ignite Medical Resorts	2018	8.25% [5]	19,500	—
8/23	1	UDP[3][4]	90 beds	Independence, MO	Ignite Medical Resorts	2019-2020	9.25%	2,622	14,752
12/31	1	ALF/MC	76 units	Auburn Hills, MI	Randall Residence	1995	7.40%	6,486	1,900 [6]
12/31	1	MC	80 units	Sterling Heights, MI	Randall Residence	1997	7.40%	12,514	— [6]
	5		230 units / 180 beds					$ 57,841	$ 16,652
2020 1/10	1	SNF	140 beds	Longview, TX	HMG Healthcare	2014	8.50%	$ 13,500	$ —

(1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10-Q.

(2) We entered into a JV to purchase an existing operational 74-unit ALF/MC community. The non-controlling partner contributed $919 of equity and we contributed $15,976 in cash. LTC's economic interest in the real estate JV is approximately 95%. We account for the JV on a consolidated basis. See page 6 for joint venture contributions.

(3) We acquired a 90-bed post-acute skilled nursing center in Kansas City, MO. We also acquired a parcel of land and committed to develop a 90-bed post-acute skilled nursing center in Independence, MO.

(4) See page 7 for development activities.

(5) Escalated by 2% in December 2019 and annually thereafter.

(6) Capital improvement commitment is available to both properties for a total of $1,900.

LOAN ORIGINATIONS

DATE	# OF PROPERTIES	PROPERTY TYPE	# BEDS/ UNITS	LOCATION	LOAN TYPE	MATURITY DATE	OPERATOR	ORIGINATION	FUNDED AT ORIGINATION	STATED INTEREST RATE
2019 6/20	2	SNF	205 beds	East Lansing, MI [1]	Mortgage	Jan-2045	Prestige Healthcare	$ 7,500	$ 7,500	9.41%

(1) We funded additional loan proceeds of $7,500 under an existing mortgage loan. The incremental funding bears interest at 9.41%, fixed for two years, and escalating by 2.25% thereafter.

SUPPLEMENTAL INFORMATION 1Q 2020

INVESTMENTS 5

REAL ESTATE ACTIVITIES –JOINT VENTURES

(DOLLAR AMOUNTS IN THOUSANDS)

UNCONSOLIDATED JOINT VENTURES

COMMITMENT YEAR	LOCATION	PROPERTIES	OPERATOR	PROPERTY TYPE	INVESTMENT TYPE	MATURITY DATE	RETURN	# BEDS/ UNITS	INVESTMENT COMMITMENT	IMPAIRMENT	CARRYING VALUE
2015	Peoria & Yuma, AZ	4	Senior Lifestyle	ALF/MC/ILF	Preferred Equity	N/A	15.00% (1)	585 units	$ 24,561	$ (5,500) (1)	$ 19,061

(1) During 2019, this JV was placed on cash basis due to delinquency of our preferred return. In November 2019, the JV entered into an agreement to sell the four properties comprising the JV. Accordingly, we reduced our preferred equity investment down to its estimated fair value by recording an impairment loss of $5,500 on our unconsolidated JV investment. In April 2020, the four properties comprising the JV were sold and we received partial liquidation proceeds of $17,200. We anticipate receiving additional proceeds of approximately $1,300 and expect to recognize a loss on liquidation of unconsolidated joint ventures of approximately $600 in the second quarter of 2020 related to the dissolution of this joint venture.

CONSOLIDATED JOINT VENTURES

INVESTMENT YEAR	LOCATION	OPERATOR	PROPERTY TYPE	INVESTMENT PURPOSE	# BEDS/ UNITS	TOTAL JOINT VENTURES COMMITMENT	NON-CONTROLLING INTEREST CONTRIBUTION	LTC COMMITMENT	LTC FUNDED TO DATE	LTC REMAINING COMMITMENT
2017	Cedarburg, WI	Tealwood Senior Living	ALF/MC/ILF	Owned Real Estate & Development	110 units	$ 22,246	$ 2,305	$ 19,941	$ 19,941 (1)	$ —
2017	Spartanburg, SC	Affinity Living Group	ALF	Owned Real Estate	87 units	11,660	1,241	10,419	10,419	—
					197 units	33,906	3,546	30,360	30,360	—
2018	Medford, OR	Fields Senior Living (2)(3)	ALF	Owned Real Estate & Development	78 units	18,108	1,081	17,027	14,684	2,343
2018	Medford, OR	Fields Senior Living (3)	ILF	Owned Real Estate	89 units	14,400	2,857	11,543	11,543	—
					167 units	32,508	3,938	28,570	26,227	2,343
2019	Abingdon, VA	English Meadows Senior Living	ALF/MC	Owned Real Estate	74 units	16,895	919	15,976	15,976	—
					438 units	$ 83,309	$ 8,403	$ 74,906	$ 72,563	$ 2,343

(1) In 4Q19, the construction of the senior living community in Cedarburg, WI was completed under budget.
(2) Certificate of occupancy was received on March 18, 2020.
(3) Represents a single joint venture with ownership in two properties.

SUPPLEMENTAL INFORMATION 1Q 2020 INVESTMENTS 6

REAL ESTATE ACTIVITIES – DE NOVO DEVELOPMENT

(DOLLAR AMOUNTS IN THOUSANDS)

CONSTRUCTION IN PROGRESS

ESTIMATED CASH RENT INCEPTION DATE	COMMITMENT YEAR	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	CONTRACTUAL INITIAL CASH YIELD	# BEDS/ UNITS	INVESTMENT COMMITMENT[1]	1Q20 FUNDING	TOTAL CAPITALIZED INTEREST/OTHER	TOTAL PROJECT BASIS TO DATE	REMAINING COMMITMENT[2]
4Q20[3]	2019	Independence, MO	Ignite	1	SNF	9.25%	90 beds	$ 17,374	$ 2,468	$ 110	$ 6,684	$ 10,800

(1) Includes purchase of land and development commitment.
(2) Remaining Commitment is calculated as follows: "Investment Commitment" less "Total Project Basis" plus "Total Capitalized Interest/Other."
(3) In August 2019, we acquired a parcel of land for $2,622 and committed to develop a 90-bed post-acute skilled nursing center in Independence, MO. Completion is scheduled for the fall of 2020.

DEVELOPMENTS COMPLETED DURING THE QUARTER

ESTIMATED CASH RENT INCEPTION DATE	COMMITMENT YEAR	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	CONTRACTUAL INITIAL CASH YIELD	# BEDS/ UNITS	INVESTMENT COMMITMENT[1]	1Q20 FUNDING	TOTAL CAPITALIZED INTEREST/OTHER	TOTAL PROJECT BASIS TO DATE	REMAINING COMMITMENT[2]
2Q21[3]	2018	Medford, OR	Fields	1	ALF/MC	7.65%	78 units	$ 18,108	$ 2,377	$ 575	$ 16,341	$ 2,342

(1) Includes purchase of land and development commitment.
(2) Remaining Commitment is calculated as follows: "Investment Commitment" less "Total Project Basis" plus "Total Capitalized Interest/Other." We expect to fund the remaining commitment in 2Q20.
(3) Project was completed in 1Q20. See Lease-Up on page 9.

SUPPLEMENTAL INFORMATION 1Q 2020 INVESTMENTS 7

SUPPLEMENTAL INFORMATION 1Q 2020 (1) Commitment is secured by two properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each fun din g. (2) Commitment is part of the total loan commitment secured by four properties in Michigan operated by Prestige Healthcare. Inte res t payment increases upon each funding. REAL ESTATE ACTIVITIES – EXPANSIONS & RENOVATIONS (DOLLAR AMOUNTS IN THOUSANDS) MORTGAGE LOANS 8 CONTRACTUAL TOTAL COMMITMENT PROJECT # OF PROPERTY INITIAL INVESTMENT 1Q20 FUNDED REMAINING YEAR TYPE LOCATION OPERATOR PROJECTS TYPE CASH YIELD TO DATE COMMITMENT — (1) 2016 Renovation East Lansing, MI Prestige Healthcare 2 SNF 9.41% 4,500$ —$ 4,263$ 237$ — (2) 2018 Renovation Sterling Heights, MI Prestige Healthcare 1 SNF 8.66% 1,700 67 1,038 662 — (2) 2018 Renovation Grand Haven, MI Prestige Healthcare 1 SNF 9.41% 3,000 260 970 2,030 4 9,200$ 327$ 6,271$ 2,929$ INCEPTION DATE COMMITMENT FUNDING INTEREST ESTIMATED INVESTMENTS Medilodge of Richmond Richmond, MI

SUPPLEMENTAL INFORMATION 1Q 2020 REAL ESTATE ACTIVITIES – LEASE - UP (DOLLAR AMOUNTS IN THOUSANDS) (1) Represents date of Certificate of Occupancy. (2) Total Investment includes land acquisition, closing costs and total development funding and excludes capitalized interest. (3) As a result of Anthem’s default under its master lease in 2017, they are on a cash basis. We anticipate that Anthem will pay ann ual cash rent of $9.9 million through 2020. However, the COVID - 19 pandemic may adversely impact Anthem’s operating cashflow and ability to pay rent. We receive regular financial performance updates from Anthem and continu e t o monitor Anthem’s performance obligations under the master lease agreement. (4) Certificate of occupancy was received in February 2019, however licensure was not received until April 2019. (5) Certificate of occupancy was received in March 2020, however due to COVID - 19 pandemic, we have consented to delay the opening of this community to a later date to be determined. 9 DEVELOPMENT CONTRACTUAL DATE DATE OCCUPANCY AT COMMITMENT PROJECT # OF PROPERTY # BEDS/ INITIAL TOTAL ACQUIRED OPENED (1) 3/31/2020 YEAR TYPE LOCATION OPERATOR PROJECTS TYPE UNITS CASH YIELD INVESTMENT (2) Oct-2016 Jun-2018 73% 2016 Development Oak Lawn, IL Anthem (3) 1 MC 66 units — (3) 14,997$ Dec-2017 Feb-2019 (4) 30% 2017 Development Cedarburg, WI Tealwood 1 ALF/MC/ILF 110 units 7.50% 21,537 May-2018 — (5) — (5) 2018 Development Medford, OR Fields Senior Living 1 ALF/MC 78 units 7.65% 15,912 3 254 units 52,446$ INVESTMENTS Boonespring Healthcare Center & Rehabilitation Union, KY Hamilton House Cedarburg, WI

REAL ESTATE ACTIVITIES – LEASE-UP HISTORY

PROPERTY	LOCATION	OPERATOR	PROPERTY TYPE	PROJECT TYPE	# BEDS/ UNITS	DATE ACQUIRED	DATE OPENED (1)	DATE STABILIZED	# OF MONTHS TO STABILIZATION
Highline Place	Littleton, CO	Anthem	MC	Development	60 units	May-2012	Jul-2013	Sep-2013	2
Willowbrook Place - Kipling	Littleton, CO	Anthem	MC	Development	60 units	Sep-2013	Aug-2014	Dec-2015	16
Chelsea Place	Aurora, CO	Anthem	MC	Development	48 units	Sep-2013	Dec-2014	Mar-2016	15
Greenridge Place	Westminster, CO	Anthem	MC	Development	60 units	Dec-2013	Feb-2015	Feb-2017	24
Harvester Place	Burr Ridge, IL	Anthem	MC	Development	66 units	Oct-2014	Feb-2016	Feb-2018	24
Vineyard Place	Murrieta, CA	Anthem	MC	Development	66 units	Sep-2015	Aug-2016	Aug-2018	24
Porter Place	Tinley Park, IL	Anthem	MC	Development	66 units	May-2015	Jul-2016	Jul-2018	24
Emerald Place	Glenview, IL	Anthem	MC	Development	66 units	Oct-2015	Dec-2017	Dec-2019	24
Coldspring Transitional Care Center	Cold Spring, KY	Carespring	SNF	Development	143 beds	Dec-2012	Nov-2014	Jun-2016	19
Boonespring Healthcare Center	Union, KY	Carespring	SNF	Development	143 beds	Sep-2016	Feb-2019	Dec-2019	10
Hillside Heights Rehabilitation Suites	Amarillo, TX	Fundamental	SNF	Redevelopment	120 beds	Oct-2011	Jul-2013	Aug-2013	1
Pavilion at Glacier Valley	Slinger, WI	Fundamental	SNF	Redevelopment	106 beds	Feb-2015	Feb-2014	Feb-2016	24
Pavilion at Creekwood	Mansfield, TX	Fundamental	SNF	Acquisition	126 beds	Feb-2016	Jul-2015	Feb-2017	12
Carmel Village Memory Care	Clovis, CA	Generations	MC/ILF	Acquisition	73 units	Jun-2017	Sep-2016	Jun-2018	12
Carmel Village at Clovis	Clovis, CA	Generations	ALF	Acquisition	107 units	Jun-2017	Nov-2014	Jun-2018	12
Mustang Creek Estates	Frisco, TX	Mustang Creek Mgmt	ALF/MC	Development	80 units	Dec-2012	Oct-2014	Dec-2015	14
The Oxford Grand	Wichita, KS	Oxford Senior Living	ALF/MC	Development	77 units	Oct-2012	Oct-2013	Sep-2014	11
Oxford Villa	Wichita, KS	Oxford Senior Living	ILF	Development	108 units	May-2015	Nov-2016	Nov-2018	24
Oxford Kansas City	Kansas City, MO	Oxford Senior Living	ALF/MC	Acquisition	73 units	Oct-2017	Aug-2017	Jun-2019	22

(1) Represents date of Certificate of Occupancy.

SUPPLEMENTAL INFORMATION 1Q 2020
INVESTMENTS 10

SUPPLEMENTAL INFORMATION 1Q 2020 ($5) $15 $35 $55 $75 $95 $115 2000 2003 2006 2009 2012 2015 2018 YTD 2020 Sales Gain/(Loss) (1) Reflects total sales price. 11 Millions • Total Sales Price of $434.2 million • Total Gain of $183.4 million Since 2000: REAL ESTATE ACTIVITIES – CAPITAL RECYCLING On average, LTC has sold approximately $20.7 million (1) annually INVESTMENTS

SUPPLEMENTAL INFORMATION 1Q 2020 (1) Includes “cash rent,” “straight - line rent” and “amortization of lease incentives” and excludes real estate taxes reimbursement, straight - line rent write - off and rental income from properties sold during the twelve months ended March 31 , 2020 . (2) Includes “interest income from mortgage loans” and excludes interest income from mortgage loans that paid off during the twelve months ended March 31 , 2020 . (3) Includes a development project consisting of a 90 - bed SNF center in Missouri . (4) Includes three parcels of land held - for use and one behavioral health care hospital . PORTFOLIO OVERVIEW (DOLLAR AMOUNTS IN THOUSANDS) 12 29 Operators 27 States 180 Properties 1 Development project 3 Land parcels PORTFOLIO Gross Real Property 84.8% $1.4B Loans Receivable 15.2% $0.3B # OF % OF % OF PROPERTY TYPE PROPERTIES INVESTMENT REVENUES Skilled Nursing 72 800,773$ 47.2% 61,017$ 30,458$ 56.5% Assisted Living 107 876,319 51.7% 69,424 — 42.9% Under Development (3) — 6,684 0.4% — — — Other (4) 1 11,360 0.7% 962 — 0.6% Total 180 1,695,136$ 100.0% 131,403$ 30,458$ 100.0% INVESTMENT TWELVE MONTHS ENDED MARCH 31, 2020 INCOME (2) INTERESTGROSS INCOME (1) RENTAL

SUPPLEMENTAL INFORMATION 1Q 2020 PORTFOLIO METRICS (1) Information is from property level operator financial statements which are unaudited and have not been independently verified by LTC. (2) The coverage and occupancy levels at our properties will be adversely affected if COVID - 19 or another pandemic results in infect ions on a large scale at our properties, early resident move - outs, our operators delay accepting new residents due to quarantines, and/or potential occupants postpone moving to a senior housing facility. SAME PROPERTY PORTFOLIO STATISTICS (1)(2) STABILIZED PROPERTY PORTFOLIO (1)(2) 13 ASSISTED LIVING TOTAL PORTFOLIO PAYOR SOURCE SNF PORTFOLIO PAYOR SOURCE SKILLED NURSING 58.2% 57.8% 12.7% 12.9% 29.1% 29.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 3Q19 4Q19 Private Pay Medicare Medicaid 32.4% 31.4% 21.2% 21.7% 46.4% 46.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 3Q19 4Q19 Private Pay Medicare Medicaid 1.31 1.34 1.75 1.79 79.5% 79.7% 60.0% 70.0% 80.0% 90.0% 100.0% 0.00 0.50 1.00 1.50 2.00 3Q19 4Q19 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy (TRAILING TWELVE MONTHS THROUGH DECEMBER 31, 2019 AND SEPTEMBER 30, 2019) PORTFOLIO 1.21 1.22 1.44 1.44 86.6% 86.5% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 0.00 0.50 1.00 1.50 2.00 3Q19 4Q19 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy

SUPPLEMENTAL INFORMATION 1Q 2020 PORTFOLIO DIVERSIFICATION – GEOGRAPHY (AS OF MARCH 31, 2020) States in which we have the highest concentration of properties are those states with the highest projected increases in the 80+ population cohort over the next decade. Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State 14 PORTFOLIO * Behavioral health care hospital Skilled Nursing (72) Assisted Living (107) Other * (1) Under Development (1) Land (3) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 4 17 1 1 2 3 1 2 4 2 1 5 6 17 5 2 7 7 4 8 4 13 7 5 1 22 2 5 10 1 1 1 1 2 2 1 1 1 2

SUPPLEMENTAL INFORMATION 1Q 2020 48.9% 19.1% 22.0% 7.5% 2.5% 0.0% 20.0% 40.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro- SA Cities not in MSA or Micro- SA 22 years 12 years 0 10 20 30 40 Skilled Nursing Assisted Living Years GROSS PORTFOLIO BY MSA (1) PORTFOLIO DIVERSIFICATION – GEOGRAPHY (AS OF MARCH 31, 2020, DOLLAR AMOUNTS IN THOUSANDS) (1) The MSA rank by population as of July 1, 2019, as estimated by the United States Census Bureau. Approximately 68% of our properties are in the top 100 MSAs. (1) Due to master leases with properties in multiple states, revenue by state is not available. (2) Includes one behavioral health care hospital and three parcels of land. 15 AVERAGE PORTFOLIO AGE (1) (1) As calculated from construction date or major renovation/expansion date . Includes owned portfolio and mortgage loans secured by 22 SNF properties in Michigan . # OF STATE (1) PROPS % SNF % ALF % UDP % % Michigan 24 277,063$ 16.3% 256,959$ 32.1% 19,161$ 2.2% —$ — 943$ 8.3% Texas 34 273,075 16.1% 202,605 25.3% 70,470 8.0% — — — — Wisconsin 11 149,405 8.8% 13,946 1.7% 135,459 15.5% — — — — Colorado 13 106,879 6.3% — — 106,879 12.2% — — — — California 7 103,970 6.1% 22,262 2.8% 81,708 9.3% — — — — Illinois 5 87,670 5.2% — — 87,670 10.0% — — — — Ohio 9 86,497 5.1% 54,000 6.7% 32,497 3.7% — — — — Florida 11 72,169 4.3% 32,865 4.1% 39,304 4.5% — — — — Kentucky 3 62,733 3.7% 48,520 6.1% 14,213 1.6% — — — — New Jersey 4 62,229 3.7% — — 62,229 7.1% — — — — All Others 59 413,446 24.4% 169,616 21.2% 226,729 25.9% 6,684 100.0% 10,417 91.7% Total 180 1,695,136$ 100.0% 800,773$ 100.0% 876,319$ 100.0% 6,684$ 100.0% 11,360$ 100.0% OTH (2) INVESTMENT GROSS PORTFOLIO

PORTFOLIO DIVERSIFICATION – OPERATORS

(AS OF MARCH 31, 2020, DOLLAR AMOUNTS IN THOUSANDS)

	# OF	ANNUALIZED INCOME				GROSS	
OPERATORS	PROPS	GAAP (1)	%	CASH	%	INVESTMENT	%
Prestige Healthcare	24	$ 32,485	19.5%	$ 26,418	16.7%	$ 270,091	15.9%
Senior Lifestyle Corporation	23	20,010	12.0%	18,241	11.6%	191,622	11.3%
Anthem Memory Care	11	9,900 (2)	5.9%	9,900 (2)	6.3%	136,483	8.1%
Senior Care Centers	11	14,603	8.8%	14,603	9.3%	138,109	8.1%
Brookdale Senior Living	35	13,894	8.3%	13,969	8.8%	98,921	5.8%
Carespring Health Care Management	4	11,194	6.7%	9,748	6.2%	102,520	6.1%
Fundamental	7	8,418	5.0%	8,675	5.5%	75,795	4.5%
Traditions Senior Management	7	8,276	5.0%	8,535	5.4%	71,742	4.2%
Genesis Healthcare	6	8,154	4.9%	8,111	5.1%	50,004	3.0%
Juniper Communities	5	6,663	4.0%	6,626	4.2%	81,988	4.8%
All Others	47	33,253	19.9%	33,019	20.9%	477,861	28.2%
	180	$ 166,850	100.0%	$ 157,845	100.0%	$ 1,695,136	100.0%

(1) Represents annualized income for the month of March 2020 for leased properties, except for Anthem as noted below, and annualized interest income from mortgage loans outstanding as of March 31, 2020.

(2) Anthem is currently being accounted for on a cash basis. See page 9 for Anthem disclosure.

PRESTIGE HEALTHCARE	Privately Held	SNF/ALF/ILF Other Rehab	78 Properties	5 States
SENIOR LIFESTYLE FAMILY-OWNED COMMUNITIES	Privately Held	ALF/ILF/MC/SNF Short Term Stays	184 Properties	27 States
ANTHEM MEMORY CARE	Privately Held	Exclusively MC	11 Properties	4 States
SENIOR CARE CENTERS	Privately Held	SNF/ALF	22 Properties	1 State
BROOKDALE SENIOR LIVING	NYSE: BKD	ILF/ALF/MC Continuing Care	743 Properties	45 States
CARESPRING	Privately Held	SNF/ALF/ILF Transitional Care	13 Properties	2 States
FUNDAMENTAL	Privately Held	SNF/MC Hospitals & Other Rehab	84 Properties	10 States
TRADITIONS SENIOR MANAGEMENT	Privately Held	SNF/ALF/ILF	25 Properties	5 States
Genesis HealthCare	NYSE: GEN	SNF/ALF Senior Living	Nearly 400 Properties	26 States
JUNIPER COMMUNITIES	Privately Held	ALF/ILF/MC/SNF	21 Properties	3 States

SUPPLEMENTAL INFORMATION 1Q 2020 PORTFOLIO 16

SUPPLEMENTAL INFORMATION 1Q 2020 87% 13% ALF/MC SNF ▪ Of the $772 April rent deferred, approximately 87% relates to ALF/MC and 13% relates to SNF. ▪ Of the $772 April rent deferred, $496 is backed by security deposits. ▪ Of the $772 April rent deferred, we subsequently received the repayment of $137. PORTFOLIO DIVERSIFICATION – OPERATORS (DOLLAR AMOUNTS IN THOUSANDS) 17 PORTFOLIO OPERATOR UPDATE “As the world continues to work to find solutions to the current global pandemic, we have the highest confidence in our operating partners and their employees as they fight on the front lines to take care of those most at risk . ” - Wendy Simpson COVID - 19 UPDATE 93% 90% April contractual rent collected 9 of our top 10 operators paid all of their contractual rent in April Our rent deferral agreements generally require the deferred rent to be paid within 6 to 12 months. LTC evaluated deferral requests with close attention to ongoing operations, unit coverage, corporate financial health and liquidity of the operator.

SUPPLEMENTAL INFORMATION 1Q 2020 8.3% 2.4% 0.5% 2.0% 3.1% 5.5% 9.8% 6.7% 43.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 18.7% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter Leases Loans (As a % of Total Annual Income) (1) PORTFOLIO MATURITY (AS OF MARCH 31, 2020, DOLLAR AMOUNTS IN THOUSANDS) 18 Near Term Lease Maturities: • Four in 2020 with an annualized GAAP rent totaling $13.9 million (2) • Three in 2021 with an annualized GAAP rent totaling $4.0 million • One in 2022 with an annualized GAAP rent totaling $0.8 million As of March 31, 2020, approximately 93% of owned properties are covered under master leases and approximately 96% of rental revenues come from master leases or cross - default leases. (1) Includes annualized GAAP rent for leased properties, except for Anthem, and annualized interest income from mortgage loans outstanding as of March 31 , 2020 . (2) Represents Brookdale maturing on December 31 , 2020 , with two 10 - year renewal options in which the notice period expires on June 30 , 2020 . PORTFOLIO % OF % OF % OF YEAR TOTAL TOTAL TOTAL 2020 13,894$ (2) 10.2% —$ — 13,894$ 8.3% 2021 3,958 2.9% — — 3,958 2.4% 2022 771 0.6% — — 771 0.5% 2023 3,332 2.5% — — 3,332 2.0% 2024 5,140 3.8% — — 5,140 3.1% 2025 9,096 6.7% — — 9,096 5.5% 2026 16,430 12.1% — — 16,430 9.8% 2027 11,257 8.3% — — 11,257 6.7% Thereafter 71,721 52.9% 31,251 100.0% 102,972 61.7% Total 135,599$ 100.0% 31,251$ 100.0% 166,850$ 100.0% INCOME (1) INCOME (1) INCOME (1) RENTAL INTEREST ANNUAL

SUPPLEMENTAL INFORMATION 1Q 2020 Common Stock 63.7% Total Debt 36.3% ENTERPRISE VALUE (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND NUMBER OF SH ARES) CAPITALIZATION (1) Represents outstanding balance of $600,300, net of debt issue costs of $773. (2) Closing price of our common stock as reported by the NYSE on March 31, 2020. (3) See page 23 for reconciliation of annualized adjusted EBITDA re . 19 FINANCIAL Bank borrowings - weighted average rate 2.2% 89,900$ Senior unsecured notes, net of debt issue costs - weighted average rate 4.4% (1) 599,527 Total debt - weighted average rate 4.1% 689,427 36.3% No. of shares Common stock 39,217,848 30.90$ 1,211,832 63.7% Total Market Value 1,211,832 1,901,259$ 100.0% Add: Non-controlling interest 8,426 Less: Cash and cash equivalents (30,888) 1,878,797$ Debt to Enterprise Value 36.7% Debt to Annualized Adjusted EBITDAre (3) 4.6x Net Debt to Annualized Adjusted EBITDAre (3) 4.4x CAPITALIZATION ENTERPRISE VALUE 3/31/20 DEBT EQUITY Closing Price TOTAL VALUE MARCH 31, 2020 (2)

SUPPLEMENTAL INFORMATION 1Q 2020 DEBT METRICS (DOLLAR AMOUNTS IN THOUSANDS) 20 LEVERAGE RATIOS COVERAGE RATIOS 4.4x 4.7x 4.5x 4.9x 4.3x 4.7x 4.4x 4.9x 0.0 2.0 4.0 6.0 8.0 Net Debt to Adjusted EBITDAre Adjusted EBITDAre/ Fixed Charges 1Q20 Annualized 2019 2018 2017 LINE OF CREDIT LIQUIDITY $89,900 $93,900 $112,000 $96,500 $510,100 $506,100 $488,000 $503,500 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 1Q20 2019 2018 2017 Balance Available 37.3% 36.7% 37.2% 28.0% 35.2% 28.0% 37.6% 28.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Debt to Gross Asset Value Debt to Total Enterprise Value 1Q20 2019 2018 2017 FINANCIAL

SUPPLEMENTAL INFORMATION 1Q 2020 Senior Unsecured Notes 87.0% Unsecured Line of Credit 13.0% $0 $0 $89,900 $0 $0 $0 $0 $0 $0 $40,160 $47,160 $48,160 $49,160 $49,160 $49,500 $51,500 $54,500 $211,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter Unsecured Line Senior Unsecured Notes DEBT MATURITY (AS OF MARCH 31, 2020, DOLLAR AMOUNTS IN THOUSANDS) DEBT STRUCTURE (1) Reflects scheduled principal payments. (2) Includes debt issue costs which are excluded in the senior unsecured notes balance on our Consolidated Balance Sheets shown o n p age 25. 21 FINANCIAL UNSECURED SENIOR LINE OF UNSECURED % OF YEAR CREDIT NOTES (1) TOTAL TOTAL 2020 —$ 40,160$ 40,160$ 5.8% 2021 — 47,160 47,160 6.8% 2022 89,900 48,160 138,060 20.0% 2023 — 49,160 49,160 7.1% 2024 — 49,160 49,160 7.1% 2025 — 49,500 49,500 7.2% 2026 — 51,500 51,500 7.5% 2027 — 54,500 54,500 7.9% Thereafter — 211,000 211,000 30.6% Total 89,900$ 600,300$ (2) 690,200$ (2) 100.0%

FINANCIAL DATA SUMMARY

(DOLLAR AMOUNTS IN THOUSANDS)

	3/31/20	12/31/19	12/31/18	12/31/17
Gross real estate assets	$ 1,695,136	$ 1,741,230	$ 1,666,842	$ 1,618,284
Net real estate investments	$ 1,372,241	$ 1,390,915	$ 1,349,520	$ 1,309,996
Gross asset value	$ 1,847,860	$ 1,864,705	$ 1,831,070	$ 1,774,024
Total debt (1)	$ 689,427	$ 693,388	$ 645,029	$ 667,502
Total liabilities (1)	$ 718,730	$ 728,783	$ 680,649	$ 706,922
Total equity	$ 806,055	$ 785,426	$ 832,971	$ 758,648

(1) Includes outstanding gross bank borrowings and senior unsecured notes, net of debt issue costs.

NON-CASH REVENUE COMPONENTS

	1Q20	2Q20 (1)	3Q20 (1)	4Q20 (1)	1Q21 (1)
Straight-line rent	$ 839	$ 1,520 (2)	$ 579	$ 202	$ 282
Amortization of lease incentives	(101)	(108)	(108)	(108)	(108)
Effective interest	1,523	1,555	1,549	1,477	1,427
Net	$ 2,261	$ 2,967	$ 2,020	$ 1,571	$ 1,601

(1) For leases and loans in place at March 31, 2020, assuming no renewals, modifications or replacements and no new investments are added to our portfolio except for completed development in 2020 and the leases on cash basis.

(2) Increase due to April 2020 rent deferrals. See COVID-19 disclosure on page 17.

COMPONENTS OF RENTAL INCOME

	THREE MONTHS ENDED MARCH 31,	
	2020	2019
Cash rent	$ 33,075 (1)	$ 34,064
Revenue related to real estate taxes reimbursed by the operator	4,222	4,335
Straight-line rent	839	1,238
Straight-line rent write-off	—	(1,926) (2)
Amortization of lease incentives	(101)	(87)
Total rental income	$ 38,035	$ 37,624

(1) Decrease due to a reduction of rent received from Preferred Care who began paying reduced rent in July 2019, partially offset by rent increases from acquisitions.

(2) Represents the write-off of straight-line rent due to a lease termination and transition of two senior housing communities to a new operator.

SUPPLEMENTAL INFORMATION 1Q 2020 FINANCIAL 22

SUPPLEMENTAL INFORMATION 1Q 2020 FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS) RECONCILIATION OF ANNUALIZED ADJUSTED EBITDA re AND FIXED CHARGES (1) Impairment charge on an unconsolidated joint venture investment . (2) Represents net write - off of $ 1 , 880 of straight - line rent and other receivables related to two properties in Overland Park and Wichita, KS . (3) Represents $ 2 , 111 gain from property insurance proceeds related to a property in Texas and $ 1 , 350 deferred rent repayment from an operator offset by $ 1 , 926 write - off of straight - line rent due to a lease termination and transition of two seniors housing communities to a new operator . (4) Represents net write - off of earn - out liabilities and the related lease incentives . (5) Given we do not have preferred stock, our fixed - charge coverage ratio and interest coverage ratio are the same . 23 FINANCIAL Net income 63,722$ 80,872$ 155,076$ 87,340$ Less: Gain on sale of real estate, net (43,854) (2,106) (70,682) (3,814) Add: Impairment charges — 5,500 (1) — 1,880 (2) Add: Interest expense 7,710 30,582 30,196 29,949 Add: Depreciation and amortization 9,669 39,216 37,555 37,610 EBITDAre 37,247 154,064 152,145 152,965 Less: Non-recurring one-time items — (1,535) (3) (3,074) (4) (842) (4) Adjusted EBITDAre 37,247$ 152,529$ 149,071$ 152,123$ Interest expense 7,710$ 30,582$ 30,196$ 29,949$ Add: Capitalized interest 191 608 1,248 908 Fixed charges (5) 7,901$ 31,190$ 31,444$ 30,857$ Annualized Adjusted EBITDAre 148,988$ Annualized Fixed Charges 31,604$ Debt (net of debt issue costs) 689,427$ 693,388$ 645,029$ 667,502$ Net Debt (debt less cash) 658,539$ 689,144$ 642,373$ 662,289$ Debt to Adjusted EBITDAre 4.6x * 4.5x 4.3x 4.4x Net Debt to Adjusted EBITDAre 4.4x * 4.5x 4.3x 4.4x Adjusted EBITDAreto Fixed Charges 4.7x * 4.9x 4.7x 4.9x * Represents annualized 1Q20 results except for gain on sale of real estate. 12/31/2018 12/31/2017 12/31/2019 3/31/20 THREE MONTHS ENDED FOR THE YEAR ENDED

SUPPLEMENTAL INFORMATION 1Q 2020 INCOME STATEMENT DATA (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 24 FINANCIAL 2020 2019 Revenues Rental income 38,035$ 37,624$ Interest income from mortgage loans 7,777 7,311 Interest and other income 598 521 Total revenues 46,410 45,456 Expenses Interest expense 7,710 7,467 Depreciation and amortization 9,669 9,607 Provision for doubtful accounts 1 83 Transaction costs 70 — Property tax expense 4,223 4,386 General and administrative expenses 5,100 4,571 Total expenses 26,773 26,114 Other Operating Income Gain on sale of real estate, net 43,854 — Operating Income 63,491 19,342 Income from unconsolidated joint ventures 231 1,085 Net Income 63,722 20,427 Income allocated to non-controlling interests (89) (81) Net income attributable to LTC Properties, Inc. 63,633 20,346 Income allocated to participating securities (263) (92) Net income available to common stockholders 63,370$ 20,254$ Earnings per common share: Basic $1.60 $0.51 Diluted $1.60 $0.51 Weighted average shares used to calculate earnings per common share: Basic 39,539 39,532 Diluted 39,541 39,874 Dividends declared and paid per common share $0.57 $0.57 (unaudited) THREE MONTHS ENDED MARCH 31,

SUPPLEMENTAL INFORMATION 1Q 2020 CONSOLIDATED BALANCE SHEETS (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 25 FINANCIAL ASSETS Investments: Land $ 127,774 $ 126,703 Buildings and improvements   1,310,403   1,295,899 Accumulated depreciation and amortization   (320,332)   (312,642) Operating real estate property, net   1,117,845   1,109,960 Properties held-for-sale, net of accumulated depreciation: 2020—$0; 2019—$35,113   —   26,856 Real property investments, net   1,117,845   1,136,816 Mortgage loans receivable, net of loan loss reserve: 2020—$2,563; 2019—$2,560   254,396   254,099 Real estate investments, net   1,372,241   1,390,915 Notes receivable, net of loan loss reserve: 2020—$179; 2019—$181   17,769   17,927 Investments in unconsolidated joint ventures 19,061 19,003 Investments, net   1,409,071   1,427,845 Other assets: Cash and cash equivalents   30,888   4,244 Debt issue costs related to bank borrowings   1,948   2,164 Interest receivable   28,097   26,586 Straight-line rent receivable   46,541   45,703 Lease incentives 2,764 2,552 Prepaid expenses and other assets   5,476   5,115 Total assets $ 1,524,785 $ 1,514,209 LIABILITIES Bank borrowings $ 89,900 $ 93,900 Senior unsecured notes, net of debt issue costs: 2020—$773; 2019—$812   599,527   599,488 Accrued interest   3,503   4,983 Accrued expenses and other liabilities   25,800   30,412 Total liabilities   718,730   728,783 EQUITY Stockholders’ equity: Common stock: $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2020—39,218; 2019—39,752   392   398 Capital in excess of par value   847,572   867,346 Cumulative net income   1,357,115   1,293,482 Cumulative distributions   (1,407,450)   (1,384,283) Total LTC Properties, Inc. stockholders’ equity   797,629   776,943 Non-controlling interests   8,426   8,483 Total equity   806,055   785,426 Total liabilities and equity $ 1,524,785 $ 1,514,209 (unaudited) (audited) DECEMBER 31, 2019MARCH 31, 2020

SUPPLEMENTAL INFORMATION 1Q 2020 FUNDS FROM OPERATIONS (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) RECONCILIATION OF FFO AND FAD 26 (1) Represents $ 1 , 926 write - off of straight - line rent due to a lease termination and transition of two seniors housing communities to a new operator . (2) Represents $ 1 , 350 of deferred rent repayment from an operator . FINANCIAL 2020 2019 GAAP net income available to common stockholders 63,370$ 20,254$ Add: Depreciation and amortization 9,669 9,607 Less: Gain on sale of real estate, net (43,854) — NAREIT FFO attributable to common stockholders 29,185 29,861 Add: Non-recurring items — 576 (1)(2) 29,185$ 30,437$ NAREIT FFO attributable to common stockholders 29,185$ 29,861$ Non-cash income: Less: Straight-line rental income (839) (1,238) Add: Amortization of lease costs 101 87 Add: Other non-cash contra revenue — 1,926 (1) Less: Effective interest income from mortgage loans (1,523) (1,415) Less: Deferred income from unconsolidated joint ventures — (7) Net non-cash income (2,261) (647) Non-cash expense: Add: Non-cash compensation charges 1,777 1,689 Less: Capitalized interest (191) (260) Net non-cash expense 1,586 1,429 Funds available for distribution (FAD) 28,510 30,643 Less: Non-recurring income (2) — (1,350) (2) Funds available for distribution (FAD) excluding non-recurring income 28,510$ 29,293$ $0.74 $0.75NAREIT Diluted FFO attributable to common stockholders per share FFO attributable to common stockholders excluding non-recurring income THREE MONTHS ENDED MARCH 31,

SUPPLEMENTAL INFORMATION 1Q 2020 FOR THE THREE MONTHS ENDED MARCH 31, FFO/FAD attributable to common stockholders 29,185$ 29,861$ 28,510$ 30,643$ Non-recurring one-time items — 576 (1)(2) — (1,350) (2) FFO/FAD attributable to common stockholders excluding non-recurring income 29,185 30,437 28,510 29,293 Effect of dilutive securities: Participating securities — 92 — 92 Diluted FFO/FAD assuming conversion 29,185$ 30,529$ 28,510$ 29,385$ 39,539 39,532 39,539 39,532 Effect of dilutive securities: Stock options 2 4 2 4 Performance-based stock units (MSU) — (3) 181 — (3) 181 Participating securities — (4) 157 — (4) 157 Shares for diluted FFO/FAD per share 39,541 39,874 39,541 39,874 Shares for basic FFO/FAD per share FFO FAD 2020 2019 2020 2019 FUNDS FROM OPERATIONS (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) RECONCILIATION OF FFO PER SHARE 27 FINANCIAL (1) Represents $ 1 , 926 write - off of straight - line rent due to a lease termination and transition of two seniors housing communities to a new operator offset by (2) below . (2) Represents $ 1 , 350 net of deferred rent repayment from an operator . (3) Excludes performance - based stock units as no performance - based units would be earned based on the total shareholder return target at March 31 , 2020 . (4) Excludes the effective of participating securities from the computation of FFO per share and FAD per share as such inclusion would be anti - dilutive .

SUPPLEMENTAL INFORMATION 1Q 2020 Assisted Living Communities (“ALF”) : The ALF portfolio consists of assisted living, independent living, and/or memory care properties . (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide . Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication . The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs . Contractual Lease Rent : Rental revenue as defined by the lease agreement between us and the operator for the lease year . Earnings Before Interest, Tax, Depreciation and Amortization for Real Estate (“EBITDA re”) : As defined by the National Association of Real Estate Investment Trusts (“ NAREIT”), EBITDA re is calculated as net income (computed in accordance with GAAP) excluding (i) interest expense, (ii) income tax expense, (iii) real estate depreciation and amortization, (iv) impairment write - downs of depreciable real estate, (v) gains or losses on the sale of depreciable real estate, and (vi) adjustments for unconsolidated partnerships and joint ventures . Funds Available for Distribution (“FAD”) : FFO excluding the effects of straight - line rent, amortization of lease costs, effective interest income, deferred income from unconsolidated joint ventures, non - cash compensation charges, capitalized interest and non - cash interest charges . Funds From Operations (“FFO”) : A s defined by NAREIT, net income available to common stockholders (computed in accordance with U . S . GAAP) excluding gains or losses on the sale of real estate and impairment write - downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures . GAAP Lease Yield : GAAP rent divided by the sum of the purchase price and transaction costs . GAAP Rent : Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term . GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized . GAAP rent is commonly referred to as straight - line rental income . Gross Asset Value : The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements . Gross Investment : Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions . Gross Investment is commonly referred to as undepreciated book value . Independent Living Communities (“ILF”) : Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on - site security and emergency response programs . Many offer on - site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers . ILFs are also known as retirement communities or seniors apartments . Interest Income : Represents interest income from mortgage loans and other notes . Licensed Beds/Units : The number of beds and/or units that an operator is authorized to operate at seniors housing and long - term care properties . Licensed beds and/or units may differ from the number of beds and/or units in service at any given time . Memory Care Communities (“MC”) : Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia . These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities . These facilities have staff available 24 hours a day to respond to the unique needs of their residents . Metropolitan Statistical Areas (“MSA”) : Based on the U . S . Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A metro area contains a core urban area of 50 , 000 or more population . MSAs 1 to 31 have a population of 20 . 3 M – 2 . 1 M . MSAs 32 to 100 have a population of 2 . 1 M – 0 . 6 M . MSAs less than 100 have a population of 0 . 5 M – 55 K . Cities in a Micro - SA have a population of 216 K – 13 K . Cities not in a MSA has population of less than 100 K . Mezzanine : In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure . Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value - add opportunities on existing operational properties . We seek market - based, risk - adjusted rates of return typically between 12 - 18 % with the loan term typically between four to eight years . Security for mezzanine loans can include all or a portion of the following credit enhancements ; secured second mortgage, pledge of equity interests and personal/corporate guarantees . Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements . 28 GLOSSARY GLOSSARY

SUPPLEMENTAL INFORMATION 1Q 2020 Micropolitan Statistical Areas (“Micro - SA”) : Based on the U . S . Census Bureau, Micro - SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A micro area contains an urban core of at least 10 , 000 population . Mortgage Loan : Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage . Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves . When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower . Net Real Estate Assets : Gross real estate investment less accumulated depreciation . Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”) . Non - cash Rental Income : Straight - line rental income and amortization of lease inducement . Non - cash Compensation Charges : Vesting expense relating to stock options and restricted stock . Normalized EBITDAR Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent . Management fees are imputed at 5 % of revenues . Normalized EBITDARM Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent . Occupancy : The weighted average percentage of all beds and/or units that are occupied at a given time . The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time . Operator Financial Statements : Property level operator financial statements which are unaudited and have not been independently verified by us . Payor Source : LTC revenue by operator underlying payor source for the period presented . LTC is not a Medicaid or a Medicare recipient . Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage . Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us . Private Pay : Private pay includes private insurance, HMO, VA, and other payors . Purchase Price : Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date . An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets ; it is not a forced transaction (for example, a forced liquidation or distress sale) . Rental Income : Represents GAAP rent net of amortized lease inducement cost . Same Property Portfolio (“SPP”) : Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio . Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter - over - quarter comparison periods presented (excluding assets sold and assets held - for - sale) . Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP . Skilled Nursing Properties (“SNF”) : Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals . Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub - acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs . Stabilized : Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e . g . 80 % for SNFs and 90 % for ALFs) and, as applicable, 12 months from the date of acquisition/lease transition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or issuance of certificate of occupancy for properties acquired in lease - up . Under Development Properties (“UDP”) : Development projects to construct seniors housing properties . 29 GLOSSARY GLOSSARY